                                                                     Exhibit - 2



                                  (VSNL LOGO)
                                                             Rishabh Nath Aditya
                                                     Assistant Company Secretary

HQ/CS/CL.24B/10663
13 April 2004

Sir,
     Sub: QUARTERLY COMPLIANCE AS ON 31 MARCH 2004


     In accordance with the Clause 35 and Clause 49 of the Listing Agreement please find attached herewith the following:

     a)   Shareholding Pattern of VSNL as on 31 March 2004 (Attach "A").
     b) Quarterly Compliance Report on Corporate Governance for the quarter ended 31 March 2004


Thanking you,
                                                               Yours faithfully,
                                                For Videsh Sanchar Nigam Limited



                                                                     R.N. Aditya
                                                         Asst. Company Secretary
To:
1) Security Code 23624, The Stock Exchange, Mumbai. Fax No.(22) 22722061, 22721072/22722037
2)   The Secretary, Madras Stock Exchange Limited. Fax No.(44) 524 48 97.
3) Security Code 32149, The Secretary, Calcutta Stock Exchange Assn. Ltd, Fax No.(33)2202514/2283724.
4) Security Code 5251, The Asst. Manager (Listing), National Stock Exchange of India Limited. Fax Nos.: (22) 26598237/38.
5)   National Securities Depository Ltd. Fax Nos. : 2497 29 93.
6)   Mr. Vijay Bhojwani, The Bank of New York. Fax No.2204 49 42.
7)   Sharepro Services. Fax No. 2837 5646
8) Marc H. Iyeki, Director, New York Stock Exchange, Fax No: (212) 656-5071/72 /Madhu Kannan, Managing Director, New York Stock Exchange, Fax No: (212) 265-2016
9) Mr. Hitendra Patil, Vice President (Operations) Central Depository Services (India) Limited. Fax : 2267 3199.
10)  Mr. Pavithra Kumar, for SEC filing requirements, Fax 1195

                          VIDESH SANCHAR NIGAM LIMITED

----------------------------------------------------------------------------------------------------------
                                             SHAREHOLDING PATTERN AS ON     31-MAR-04
----------------------------------------------------------------------------------------------------------
 SR. NO.                            CATEGORY                                         HOLDING
                                                                          --------------------------------
                                                                          NO. OF SHARES         PERCENTAGE
----------------------------------------------------------------------------------------------------------
A.       PROMOTER'S HOLDING
----------------------------------------------------------------------------------------------------------
1        Promoters
----------------------------------------------------------------------------------------------------------
         Indian Promoters                                                     207247382              72.72
----------------------------------------------------------------------------------------------------------
         Foreign Promoters                                                            0               0.00
----------------------------------------------------------------------------------------------------------
2        Persons acting in concert                                                    0               0.00
----------------------------------------------------------------------------------------------------------
                                                              SUB-TOTAL       207247382              72.72
----------------------------------------------------------------------------------------------------------
B.       NON-PROMOTERS HOLDING
----------------------------------------------------------------------------------------------------------
3        Institutional Investors
----------------------------------------------------------------------------------------------------------
a.       Mutual Funds and UTI                                                    420248               0.15
----------------------------------------------------------------------------------------------------------
b.       Banks, Financial Institutions, Insurance Companies (Central/          26555892               9.32
         State Govt. Institutions/Non-Government Institutions)
----------------------------------------------------------------------------------------------------------
c.       FIIs                                                                   2891817               1.01
----------------------------------------------------------------------------------------------------------
                                                              SUB-TOTAL        29867957              10.48
----------------------------------------------------------------------------------------------------------
4        Others
----------------------------------------------------------------------------------------------------------
a.       Private Corporate Bodies                                               1064783               0.37
----------------------------------------------------------------------------------------------------------
b.       Indian Public                                                          9883234               3.47
----------------------------------------------------------------------------------------------------------
c.       NRIs/OCBs                                                               134855               0.05
----------------------------------------------------------------------------------------------------------
d.       Any other
----------------------------------------------------------------------------------------------------------
         i    ADR                                                              36799554              12.91
----------------------------------------------------------------------------------------------------------
         ii   In transit (NSDL)                                                    2235               0.00
----------------------------------------------------------------------------------------------------------
                                                               SUB TOTAL       47884661              16.80
----------------------------------------------------------------------------------------------------------
                                                             GRAND TOTAL      285000000             100.00
----------------------------------------------------------------------------------------------------------


TOTAL FOREIGN HOLDINGS

-------------------------------------------------------------------------------------------------------
 SR. NO.                            CATEGORY                                        HOLDING
                                                                       --------------------------------
                                                                       NO. OF SHARES         PERCENTAGE
-------------------------------------------------------------------------------------------------------
1           FIIs                                                             2891817               1.01
-------------------------------------------------------------------------------------------------------
2           NRIs/OCBs                                                         134855               0.05
-------------------------------------------------------------------------------------------------------
3           ADR                                                             36799554              12.91
-------------------------------------------------------------------------------------------------------
            TOTAL                                                           39826226              13.97
-------------------------------------------------------------------------------------------------------

                          VIDESH SANCHAR NIGAM LIMITED

      DISTRIBUTION OF SHAREHOLDING ENTITIES/PERSONS HOLDING MORE THAN 1% OF PAID UP CAPITAL AS ON 31 MARCH 2004 AS PER CLAUSE 35 OF LISTING AGREEMENT

---------------------------------------------------------------------------------------------------------------
 SR. NO.            CATEGORY                                NAME                               HOLDING
                                                                                    ---------------------------
                                                                                    NO. OF SHARES    PERCENTAGE
---------------------------------------------------------------------------------------------------------------
A        PROMOTER'S HOLDING
---------------------------------------------------------------------------------------------------------------
1        Indian Promoters               Panatone Finvest Limited (an acquisition        128250000         45.00
                                        vehicle floated by the Tata group)
---------------------------------------------------------------------------------------------------------------
                                        Central Govt. Including Nominees of              74446885         26.12
                                        President of India
---------------------------------------------------------------------------------------------------------------
                                        Tata Sons Limited                                 4494497          1.58
---------------------------------------------------------------------------------------------------------------
                                        Tata Investment Corporation Ltd                     56000          0.02
---------------------------------------------------------------------------------------------------------------
2        Persons acting in Concert
---------------------------------------------------------------------------------------------------------------
                        SUB TOTAL                                                       207247382         72.72
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
B        NON PROMOTERS HOLDING
---------------------------------------------------------------------------------------------------------------
3        INSTITUTIONAL INVESTORS
---------------------------------------------------------------------------------------------------------------
a        Mutual Funds & UTI
---------------------------------------------------------------------------------------------------------------
b        Financial Institutions
---------------------------------------------------------------------------------------------------------------
                                        Life Insurance Corporation of India Limited      18721926          6.57
---------------------------------------------------------------------------------------------------------------
c                                                                                                          0.00
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                        SUB-TOTAL                                                        18721926          6.57
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
4        OTHERS
---------------------------------------------------------------------------------------------------------------
a        Private Corporate Bodies
---------------------------------------------------------------------------------------------------------------
b        Any other (please specify)     The Bank of New York (ADR)                       36799554         12.91
---------------------------------------------------------------------------------------------------------------
                        SUB-TOTAL                                                        36799554         12.91
---------------------------------------------------------------------------------------------------------------
                      GRAND TOTAL                                                       262768862         92.20
---------------------------------------------------------------------------------------------------------------

               QUARTERLY COMPLIANCE REPORT ON CORPORATE GOVERNANCE

Name of the Company:  VIDESH SANCHAR NIGAM LIMITED

Quarter ending on  :  31 MARCH 2004

------------------------------------------------------------------------------------------------------------
Particulars                    Clause of       Compliance      Remarks
                               Listing         status
                               Agreement       (Yes/No)
------------------------------------------------------------------------------------------------------------
1                              2               3               4
------------------------------------------------------------------------------------------------------------
Board of Directors             49 I            Yes             As of 31 March 2004, VSNL had a total of
                                                               twelve Directors, out of whom two are
                                                               Executive Directors and ten are
                                                               non-executive Directors including the
                                                               Chairman. There were four independent
                                                               Directors.
------------------------------------------------------------------------------------------------------------
Audit Committee                49 II           Yes             The Audit Committee of VSNL consists of five
                                                               members with all the Directors being
                                                               non-executive and two of them being
                                                               independent with one of independent
                                                               Directors being its Chairman.
------------------------------------------------------------------------------------------------------------
Shareholders/Investors         49 VI(C)        Yes             Investors Grievance Committee as required
Grievance Committee                                            under Clause 49 is in place under the
                                                               Chairmanship of a non-executive Director.
------------------------------------------------------------------------------------------------------------
Remuneration of Directors      49 III          Yes             The non-executive Directors on the Board of
                                                               VSNL are paid only sitting fees as per the
                                                               applicable provisions of the Companies Act,
                                                               1956. The Government Directors do no accept
                                                               sitting fees.
------------------------------------------------------------------------------------------------------------
Board Procedures               49 IV           Yes
------------------------------------------------------------------------------------------------------------
Management                     49 V            Yes
------------------------------------------------------------------------------------------------------------
Shareholders                   49 VI           Yes
------------------------------------------------------------------------------------------------------------
Report on Corporate            49 VII          Yes
Governance
------------------------------------------------------------------------------------------------------------



                                                                            Sd/-
                                                                   Satish Ranade
                                      Company Secretary & Vice President (Legal)